UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Lincoln Road, Suite 500
Miami Beach, FL 33139

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (702) 514-4174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of common stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2022, Pasithea Therapeutics Corp. (“Pasithea” or “Company”) entered into a Settlement and Cooperation Agreement (“Cooperation Agreement”) with Concord IP2 Ltd., Elderhill Corporation, Leonite Capital LLC, Leonite Fund I, LP, Camac Partners, LLC, Camac Capital, LLC, Camac Fund, LP, David Delaney, Avi Geller, and Eric Shahinian (collectively, the “Camac Group”). As of the date of the Cooperation Agreement, the Camac Group has a beneficial ownership interest in the common stock, $0.0001 par value per share (“Common Stock”) of the Company totaling, in the aggregate, 3,205,282 shares, or approximately 11.0% of the Company’s common stock issued and outstanding (based on the Company’s shares outstanding as of November 14, 2022).

The Cooperation Agreement provides, among other things, that:

●	The Camac Group shall use reasonably best efforts to cause all shares of Common Stock beneficially owned by the Camac Group to be voted against, or abstained from voting on, each and every proposal to be voted on at the Special Meeting of Shareholders of the Company occurring on December 9, 2022 (the “Special Meeting”).

●	On or about December 13, 2022, the Camac Group shall sell to the Company, the 3,205,282 shares of Common Stock beneficially owned by the Camac Group at a purchase price determined by the trailing 5-day Volume-Weighted Average Price (VWAP) for the period encompassing November 30, 2022, through December 6, 2022 (which price is $1.0003 per share of Common Stock) (the “Share Repurchase”)

●	On or about December 13, 2022, the Company shall reimburse the Camac Group’s expenses up to $689,491 (the “Expense Reimbursement”).

●	Within three business days of the completion of the Share Repurchase and the Expense Reimbursement, the Concord IP2 Ltd., Leonite Capital LLC and Camac Fund, LP shall file a notice of dismissal with prejudice in the litigation against the Company and the Company’s board of directors (the “Board”) filed in the Court of Chancery of the State of Delaware captioned Concord IP2 Ltd., et al. v. Pasithea Therapeutics, Corp., et al., C.A. No. 2022-0980-NAC (the “Litigation”).

●	Both parties mutually agree to fully and generally release any claims against one another relating to or arising from (i) the Camac Group’s investment or stock ownership in the Company, (ii) the Special Meeting, (iii) the Company’s Acquisition of Alpha 5 Integrin, LLC, (iv) the Company’s acquisition of Allomek Therapeutics, LLC, and (v) the Litigation.

●	From the date of the Cooperation agreement until the date that is three years after the Company’s 2023 annual meeting of stockholders (the “Standstill Period”), the Camac Group shall be subject to standstill restrictions (as more fully described in the Cooperation Agreement), including (i) support of proxy contests and other activism campaigns, calling of special meetings, and related matters (ii) participating or supporting any change of control transaction of the Company and (iii) acquiring any securities of the Company :

●	Both parties mutually agree that during the Standstill Period, they shall not make any statement that would disparage the other party.

A copy of the Cooperation Agreement is filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Special Meeting on December 9, 2022.

At the close of business on November 9, 2022, the record date of the Special Meeting, the Company had 29,248,688 shares of common stock issued and outstanding. The following shares were present at the Special Meeting, either in person or by proxy.

The results of the proposals are as follows:

1A. The removal, without cause, of Dr. Tiago Reis Marques as a director of the Company:

Votes For	Votes Against	Abstain
6,420,984	10,750,297	1,994,612

The proposal was denied.

1B. The removal, without cause, of Alfred Novak as a director of the Company:

Votes For	Votes Against	Abstain
6,419,802	10,750,297	1,995,794

The proposal was denied.

1C. The removal, without cause, of Lawrence Steinman as a director of the Company:

Votes For	Votes Against	Abstain
6,420,984	10,750,297	1,994,612

The proposal was denied.

1D. The removal, without cause, of Simon Dumesnil as a director of the Company:

Votes For	Votes Against	Abstain
6,423,202	10,750,897	1,991,794

The proposal was denied.

1E. The removal, without cause, of Emer Leahy as a director of the Company:

Votes For	Votes Against	Abstain
6,420,984	10,750,297	1,994,612

The proposal was denied.

2. The filling of any vacancies related to the removal of the directors of the Company

Votes For	Votes Against	Abstain
6,693,557	10,478,142	1,994,194

The proposal was denied.

3. To repeal each provision or amendment of the Company’s Bylaws adopted by the Board without the approval of the Company’s stockholders after April 13, 2021

Votes For	Votes Against	Abstain
6,415,202	10,755,297	1,995,394

The proposal was denied.

4. To adjourn the Special Meeting to a later date

Votes For	Votes Against	Abstain
6,415,202	10,754,297	1,996,394

The proposal was denied.

Item 7.01 Regulation FD Disclosure.

A copy of the joint press release of the Company and Camac Group announcing their entry into the Settlement and Cooperation Agreement is furnished with this Form 8-K as Exhibit 99.1.

The information furnished herewith pursuant to this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Settlement and Cooperation Agreement dated December 9, 2022, by and between Pasithea Therapeutics Corp. and Camac Fund, LP and its affiliates.
99.1	Press Release dated December 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Date: December 14, 2022	By:	/s/ Tiago Reis Marques
	Name:	Tiago Reis Marques
	Title:	Chief Executive Officer

4